Exhibit 99.2

Axiom III, Inc. and Subsidiaries

Unaudited Pro forma Condensed Consolidated Financial Statements

The unaudited pro forma condensed consolidated financial statements set forth below for AXIO give effect to the Acquisition Agreement pursuant to which AXIO, through its indirect wholly-owned subsidiary, Eastern Concept Corporate Consulting (Shenzhen) Limited (“Eastern Concept Shenzhen”), will acquire 100% of the registered capital of Foshan Wanzhi Electron S&T Company Limited (“Foshan Wanzhi”) from the shareholders of Foshan Wanzhi (“Foshan Wanzhi Shareholders”) at a cash consideration of RMB10,000,000. For the purposes of these unaudited pro forma condensed consolidated financial statements, the Acquisition Agreement is deemed to be effected as of the beginning of the periods for which the pro forma financial information is presented, i.e. January 1, 2006.

The pro forma adjustments included herein are based on available information and certain assumptions that management believes are reasonable and are described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements. The unaudited pro forma condensed consolidated financial statements do not necessarily represent what AXIO’s financial position or results of operations would have been had the Acquisition Agreement been completed as of the dates presented, and should not be taken as representative of the future consolidated financial position or results of operations of AXIO. In the opinion of management, all adjustments necessary to present fairly the unaudited pro forma financial information have been made. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements of AXIO.

Axiom III, Inc. and Subsidiaries
Unaudited Pro forma Condensed Consolidated Balance Sheet
As of September 30, 2007

	AXIO (Unaudited)	Eastern Concept (Audited)	Pro Forma adjustments	The Pro Forma (Unaudited)	Foshan Wanzhi (Audited)	Investment in Eastern Concept Shenzhen		Eastern Concept Shenzhen		Elimination Adjustments	Pro forma consolidated balance
				Note 1(a)	Note 1(d)		Note		Note	Note 2(c)
	US$	US$	US$	US$	US$	US$		US$		US$	US$

ASSETS
Current assets
Cash and cash equivalents	2,672	1,362,246	(2,672)	1,362,246	185,946	(1,282,051)	1(c) 2(a)				266,141
Trade receivables from third parties	3,468	129	(3,468)	129	27,421						27,550
Trade receivable from a related party	-	-		-	21,481						21,481
Prepayments and deposits	-	-		-	4,584						4,584
Income tax recoverable	-	-		-	5,898						5,898
Taxation				-							-
Due from holding company				-							-
Due from a director				-							-
Due from related companies				-							-
Inventories	-	-		-	18,701						18,701
Total current assets	6,140	1,362,375		1,362,375	264,031						344,355

Property, plant and equipment, net	192,715	-	(192,715)	-	50,857						50,857
Intangible assets, net	-	-		-	310,256						310,256
Investments in subsidiaries	-	-		-	-	1,282,051	1(c) 2(a)	1,282,051	1(b) 2(b)	(2,564,102)	-
Prepayments for an operating right	-	-		-	927,383						927,383
Prepayments for purchase of computer equipment and software	-	-		-	192,308						192,308
Goodwill, net	-	-		-	75,685						75,685

Total assets	198,855	1,362,375		1,362,375	1,820,520						1,900,844

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Trade payables to third parties	-	-		-	37,170						37,170
Accrued charges and other payables	7,508	-	(7,508)	-	295,515						295,515
Amounts due to related parties	-	1,366,161		1,366,161	16,544						1,382,705
Current portion of mortgage payable	14,694	-	(14,694)	-	-						-
Temporary receipt	-	-		-	128,205						128,205
Total current liabilities	22,202	1,366,161		1,366,161	477,434						1,843,595

Long-term liabilities
Mortgage payable	94,249	-	(94,249)	-	-						-

Total liabilities	116,451			1,366,161	477,434						1,843,595

Stockholders' equity
Common stock/Registered capital	14,648	-	35,352	50,000	1,282,051			1,282,051	1(c) 2(a)	(2,564,102)	50,000
Additional paid-in capital	555,144	-	(569,792)	(50,000)	-						(50,000)
			(35,352)
Dedicated capital	-	-		-	682						682
Accumulated (losses) profits	(478,388)	(3,786)	478,388	(3,786)	60,353						56,567
Receivable from the sale of stock to officer	(9,000)	-	9,000	-	60,353						56,567
Total stockholders' equity	82,404	(3,786)		(3,786)	1,343,086						57,249

Total liabilities and stockholders' equity	198,855	1,362,375		1,362,375	1,820,520						1,900,844

See notes to unaudited pro forma condensed consolidated financial statements.

Axiom III, Inc. and Subsidiaries
Unaudited Pro forma Condensed Consolidated Statement of Income
Nine months period ended September 30, 2007

	AXIO (Unaudited)	Eastern Concept (Audited)	Pro Forma adjustments	The Pro Forma (Unaudited) Note 1(a)	Foshan Wanzhi (Audited) Note 1(d)	Pro Forma consolidated balance
	US$	US$	US$	US$	US$	US$

Revenues
Rental income	38,344	-	(38,344)	-	-	-
Service income	-	-		-	304,057	304,057
Cost of services rendered	-	-		-	(189,698)	(189,698)
Gross profit	38,344			-	114,359	114,359

General and administrative expenses
Depreciation of property, plant and equipment	-	-		-	1,524	1,524
Other general, administrative and operating expenses	90,602	4,122	(90,602)	4,122	38,949	43,071
Total general and administrative expenses	90,602	4,122		4,122	40,473	44,595

(Loss) Income from operations	(52,258)	(4,122)		(4,122)	73,886	69,764

Non-operating income
Interest income	-	336		336	180	516
Subsidy income	-	-		-	635	635
Total non-operating income	-	336		336	815	1,151

(Loss) Income before income taxes	(52,258)	(3,786)		(3,786)	74,701	70,915

Income tax	-	-		-	(19,850)	(19,850)

Net (loss) income	(52,258)	(4,122)		(3,786)	54,851	51,065

(Loss) Earning per share	0.00			0.00		0.00

Weighted average number of shares of common stock outstanding	14,474,167		35,351,667	49,825,834		49,825,834

See notes to unaudited pro forma condensed consolidated financial statements.

Axiom III, Inc. and Subsidiaries
Unaudited Pro forma Condensed Consolidated Statement of Income
Year ended December 31, 2006

	AXIO (Audited)	Pro Forma adjustments	The Pro Forma (Unaudited) Note 1(a)	Foshan Wanzhi (Audited)	Pro Forma consolidated balance
	US$	US$	US$	US$	US$

Revenues
Rental income	49,825	(49,825)	-	-	-
Service income	-		-	304,057	304,057
Cost of services rendered	-		-	(189,698)	(189,698)
Gross profit	49,825		-	114,359	114,359

General and administrative expenses
Depreciation of property, plant and equipment	-		-	1,524	1,524
Other general, administrative and operating expenses	78,531	(78,531)	-	38,949	43,071
Total general and administrative expenses	78,531		-	40,473	44,595

(Loss) Income from operations	(28,706)		-	73,886	69,764

Non-operating income
Interest income	-		-	180	516
Subsidy income	118	(118)	-	635	635
Total non-operating income	118		-	815	1,151

(Loss) Income before income taxes	(28,588)		-	74,701	70,915

Income tax	-		-	(19,850)	(19,850)

Net (loss) income	(28,588)		-	54,851	51,065

(Loss) Earning per share	0.00		0.00		0.00

Weighted average number of shares
of common stock outstanding	14,090,000	35,351,667	49,441,667		49,441,667

* Translated at RMB7.8 = US$1

See notes to unaudited pro forma condensed consolidated financial statements.

Axiom III, Inc. and Subsidiaries
Notes to Unaudited Pro forma Condensed Consolidated Financial Statements

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements and accompanying notes contained in AXIO’s Form 10-KSB for the year ended December 31, 2006, AXIO’s Form 10-QSB quarterly report for the nine-month period ended September 30, 2007, the audited financial statements of Eastern Concept for the period from June 29, 2007 to August 7, 2007 prepared  in  accordance with USGAAP, AXIO’s Form 8-K filed with the Securities and Exchange Commission (“SEC”) on October 24, 2007 and the audited financial statements of Foshan Wanzhi for the six months ended June 30, 2007.

1.      Basis of pro forma presentation

(a)
Pursuant to the share exchange agreement dated October 10, 2007 (“Share Exchange Agreement”), AXIO acquired 100% of the issued and outstanding share capital of Eastern Concept Development Limited (“Eastern Concept”) from the sole shareholder of Eastern Concept in exchange for 35,351,667 shares of common stock of AXIO. The then AXIO group and Eastern Concept are collectively referred to as the “Pro Forma Group”. The basis of preparation of the unaudited pro forma financial information of the Pro Forma Group included in these pro forma condensed consolidated financial statements (the “Pro Forma”) are consistent with those as set out in AXIO’s Form 8-K filed with the SEC on October 24, 2007, except that the unaudited financials of AXIO for the nine-month period ended September 30, 2007 instead of the six-month period ended June 30, 2007 are used in the preparation of the Pro Forma. The Pro Forma is used as the starting point for the preparation of these unaudited pro forma condensed consolidated financial statements.

(b)
These unaudited pro forma condensed consolidated financial statements give effect to the agreement pursuant to which AXIO, through its indirect wholly-owned subsidiary, Eastern Concept Shenzhen, will acquire 100% of the registered capital of Foshan Wanzhi from the Foshan Wanzhi Shareholders at a cash consideration of RMB10,000,000 (equivalent to approximately US$1,282,051). For the purposes of these unaudited pro forma condensed consolidated financial statements, the share exchange agreement is deemed to be effected as of the beginning of the periods for which the pro forma financial information is presented, i.e. January 1, 2006.

(c)
Eastern Concept Shenzhen was established in the People’s Republic of China on August 13, 2007 with registered capital of RMB10,000,000. Eastern Concept Shenzhen is wholly-owned by Eastern Concept which, pursuant to the Share Exchange Agreement, is wholly-owned by AXIO. For the purposes of these pro forma condensed consolidated financial statements, the injection of capital of RMB10,000,000 (equivalent to approximately US$1,282,051) into Eastern Concept Shenzhen by Eastern Concept was deemed to be completed as of the beginning of the periods presented, i.e. January 1, 2006.

(d)
Foshan Wanzi’s audited financial statements for the six months ended June 30, 2007 have been adopted in preparing the unaudited pro forma condensed consolidated balance sheet and statement of income as of September 30, 2007 and for the nine-month period ended September 30, 2007.

2.   Pro forma adjustments

Pro forma adjustments are necessary to reflect the adjustments necessary to give full effect to the acquisition as if it had been occurred at the beginning of the periods presented. These pro forma adjustments include the adjustments for the difference between the considerations paid for the assets acquired and the estimated fair value of such assets. As there were no intercompany transactions or balances, no pro forma adjustments for elimination in this respect is necessary.

The pro forma consolidated provision for income taxes does not reflect the amounts that would have resulted had the Pro Forma Group, Eastern Concept Shenzhen and Foshan Wanzhi filed consolidated income tax returns during the periods presented.

The pro forma adjustments included in the unaudited pro forma condensed consolidated financial statements are as follows:

(a)	Adjustment to reflect the injection of capital of RMB10,000,000 (equivalent to approximately US$1,282,051) into Eastern Concept Shenzhen by Eastern Concept.

(b)	Adjustment to reflect the investment in 100% of the registered capital of Foshan Wanzhi by Eastern Concept Shenzhen of RMB10,000,000 (equivalent to approximately US$1,282,051).

(c)	Adjustments to eliminate the costs of investment in Foshan Wanzhi and Eastern Concept Shenzhen against their respective registered capital.